UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D. C.  20549
                                   FORM 10-K

                                EXHIBIT VOLUME

(Mark One)
[X] ANNUAL REPORT UNDER SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934 (FEE REQUIRED)

                  FOR THE FISCAL YEAR ENDED DECEMBER 31, 1995


[ ] TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934 (NO FEE REQUIRED)

FOR THE TRANSITION PERIOD FROM                 TO
                               ---------------    ----------------

COMMISSION FILE NUMBER 0-8162

                           ACCEL INTERNATIONAL CORPORATION

            (Exact name of registrant as specified in its charter)

              DELAWARE                                        31-0788334

   (State or other jurisdiction of                          (I.R.S. Employer
    incorporation or organization)                         Identification No.)


       475 METRO PLACE NORTH, DUBLIN, OHIO                       43017
    (Address of principal executive offices)                   (Zip Code)

                                 614-764-7000
                        (Registrant's Telephone Number)


SECURITIES REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:  None

SECURITIES REGISTERED PURSUANT TO SECTION 12(g) OF THE ACT:

                              Title of each class
                         COMMON STOCK, $.10 PAR VALUE

Indicate by check mark if disclosure of delinquent filers pursuant to Item 405 of Regulations S-K is not contained herein, and will not be contained, to the best of registrant's knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-K or any amendment to this Form 10-K.
                 ---

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to
such filing requirements for the past 90 days.  Yes    X     No
                                                     -----       -----

The aggregate market value of Common Stock held by non-affiliates on January 31, 1996 was approximately $7,280,000.

As of January 31, 1996, there were 4,456,432 shares of Common Stock, $.10 par value per share outstanding.


                     DOCUMENTS INCORPORATED BY REFERENCE:

Portions of the definitive proxy statement furnished to stockholders of the registrant in connection with the annual meeting of stockholders to be held on June 11, 1996 are incorporated by reference into Part III.


                                                                Page Numbers
Exhibit                                                          In Exhibit
Number       Description                                           Volume
- -------      ----------------------------------------------     ------------
  (3)        Articles of Incorporation and By-Laws.
             1(a)      Certificate  of   Incorporation,  as
             amended,  of  Registrant.    (Incorporated  by
             reference   to   Exhibit  A   of  Registrant's
             definitive Proxy Statement as filed with the Commission on June 9, 1978.)

             1(b)    Restated Certificate  of Incorporation
             of   the   Registrant.      (Incorporated   by
             reference to Exhibit  (3)1(g) of  Registrant's
             Report  on  Form  10-K  for  the   year  ended
             December 31, 1989.)

             2(a)   By-laws of  Registrant.   (Incorporated
             by reference to Exhibit B of the Registrant's definitive Proxy Statement as filed with the Commission on June 9, 1978.)

             2(b)   Amendment to Article III,  Section 3.02
             of the  Registrant's By-Laws as  passed by the
             Board  of  Directors  of   the  Registrant  on
             December  1,   1978.        (Incorporated   by
             reference   to   Exhibit    (9)(b)   of    the
             Registrant's Report on Form 10-Q for the quarter ended March 31, 1979.)

             2(c)   Amendment to Article  II, Section  2.04
             of the  Registrant's By-Laws as passed  by the
             Board  of   Directors  of  the  Registrant  on
             October   23,   1981.      (Filed   with   the
             Registrant's Amendment #1 to  the Registration
             Statement on Form S-7 as Exhibit (4)3(c) and incorporated herein by reference.)

             2(d)   Amendment to  Article II,  Section 2.02
             of the Registrant's By-Laws as approved by the Board of Directors of the Registrant on June 18, 1985. (Incorporated by reference to
             Exhibit  (3) 2(d)  to  Registrant's Report  on
             Form 10-K for the year ended December 31, 1985.)



             2(e)   Amendment to  Article II,  Section 2.02
             of the  Registrant's  By-Laws as  approved  by
             the Board of  Directors of  the Registrant  on
             March 29,  1988.   (Incorporated by  reference
             to Exhibit  (3)2(e) of  Registrants Report  on
             Form 10-K for the year ended December 31, 1989.)

             2(f)    Amendment  to  Article  VIII  and  the
             redesignation  and  alteration  of the  former
             Article VIII  as Article IX.  (Incorporated by
             reference to Exhibit  (3)2(f) of  Registrant's
             Report  on  Form  10-K   for  the  year  ended
             December 31, 1989.)


  (4)        Instruments   defining  rights   of   security
             holders.*

             1.             Certificate   of   Designation,
             Preferences, Rights and Limitations  of Series
             A,  8%  Cumulative  Preferred  Stock,  $1  Par
             Value, of Registrant,  dated August 23,  1978.
             (Incorporated by reference to Exhibit 3 to Registrant's Report on Form 10-K for the year ended December 31, 1979.)

  (10)       Material Contracts.

             Previously filed Material Contracts which are either terminated or deemed to be in the ordinary course of business to the Registrant are no longer identified.

             1(a)   Verification  of  coverage  of  current        1
             Directors  and  Officers Liability  Policy for
             ACCEL International Corporation  as issued  by
             Reliance    Insurance    Company,   indicating
             coverage for the period from June 1, 1994 to June 1, 1995.

             2.       The  Company's 1982  Incentive  Stock
             Option Plan.   (Incorporated  by reference  to
             Exhibit A  to the  Company's definitive  Proxy
             Statement for the 1982 annual meeting of stockholders of the Company.)

             3.       The  Company's 1987  Incentive  Stock
             Option Plan.   (Incorporated  by reference  to
             Exhibit (10) 7. to the Registrant's  Report on
             Form 10-K for the year ended December 31, 1987.)

             3(a)  The  Company's first restatement  of the
             1987  Stock Incentive Plan.   (Incorporated by
             reference  to   Exhibit  A  to  the  Company's
             definitive  Proxy  Statement   for  the   1990
             annual   meeting   of   stockholders  of   the
             Company.)

             4.       The  Company's Short  Term  Incentive
             Compensation  Plan,  effective  July 1,  1983.
             (Incorporated by reference to Exhibit 28 to Registrant's Report on Form 10-K for the year ended December 31, 1986.)

             5.(a) Stock Purchase Agreement by and  between
             United  Coasts  Corporation  and  Acceleration
             National Insurance Company  dated January  20,
             1989.   (Incorporated by  reference to Exhibit
             (10)8(a) to Registrant's Report on Form 10-K for year ended December 31, 1988.)

             5.(b) Stock  Purchase Agreement by and between
             ACMAT  Corporation and  Acceleration  National
             Insurance  Company  dated  January  20,  1989.
             (Incorporated   by   reference    to   Exhibit
             (10)8(b) to Registrant's Report on Form 10-K for year ended December 31, 1988.)


  (10)       5.  (c)    Non-Competition  Agreement  by  and
  Cont.      between  ACCEL International  Corporation  and
             United   Coastal   Insurance   Company   dated
             January 20, 1989. (Incorporated by reference to Exhibit (10)8(c) to Registrant's Report on
             Form 10-K for year ended December 31, 1988.)

             5.  (d)    Non-Competition  Agreement  by  and
             between  ACCEL International  Corporation  and
             ACMAT  Corporation  dated  January  20,  1989.
             (Incorporated   by   reference    to   Exhibit
             (10)8(d)  to Registrant's Report  on Form 10-K
             for year ended December 31, 1988.)

             6(a)   Joint Venture Agreement  dated June 16,
             1987 by and  between Consumers Life  Insurance
             Company   and  Acceleration   Life   Insurance
             Company  of   Pennsylvania  and   Acceleration
             National Service Corporation with Exhibits E and F. (Incorporated by reference to Exhibit
             (10) 9(a) to Registrant's Report on Form 10-K for year ended December 31, 1987.)

             6(b)  Quota Share Reinsurance Agreement  dated
             June 16, 1987  by and  between Consumers  Life
             Insurance   Company  and   Acceleration   Life
             Insurance   Company.       (Incorporated    by
             reference    to    Exhibit   (10)    9(b)   to
             Registrant's Report on Form 10-K for year ended December 31, 1987.)

             6(b)  1.     Amendment  to  the  Quota   Share
             Reinsurance  Agreement  effective  October  1,
             1987.  (Incorporated  by reference to  Exhibit
             (10)9(b) of the Registrant's Report on Form
             10-K for year ended December 31, 1988.)

             6(c)    Custodial Account  Agreement effective
             July 1, 1987 by and  between Acceleration Life
             Insurance  Company, Consumers  Life  Insurance
             Company, and Fifth-Third Bank.   (Incorporated
             by reference to Exhibit (10) 9(c) of the Registrant's Report on Form 10-K for year ended December 31, 1987.)

             6(d)      Service   Contract,  Agreement   and
             Schedules - Joint Venture  Agreement Exhibit B
             by  and  between   Consumers  Life   Insurance
             Company   and  Acceleration   Life   Insurance
             Company.    (Incorporated   by  reference   to
             Exhibit (10) 9(d) of the Registrant's Report on Form 10-K for year ended December 31, 1987.)

             6(e)   Service  Contract  Settlement  -  Joint
             Venture Agreement Exhibit C  effective July 1,
             1987  by and between  Consumers Life Insurance
             Company   and  Acceleration   Life   Insurance
             Company.    (Incorporated   by  reference   to
             Exhibit (10) 9(e) of the Registrant's Report on Form 10-K for year ended December 31, 1987.)


  (10)       6(f)    Security  Agreement  -  Joint  Venture
  Cont.      Agreement  effective  July  1,   1987  by  and
             between Acceleration  Life Insurance  Company,
             Consumers Life Insurance  Company, and  Fifth-
             Third  Bank.   (Incorporated  by reference  to
             Exhibit (10) 9(f) of the Registrant's Report on Form 10-K for year ended December 31, 1987.)

             6(g)     Marketing  Representation   Agreement
             dated June 16,  1987 by and between  Consumers
             Financial  Corporation,   ACCEL  International
             Corporation,     and     Pennsylvania     Auto
             Association     Insurance     Agency,     Inc.
             (Incorporated  by  reference  to Exhibit  (10)
             9(g) of the Registrant's Report on Form 10-K for year ended December 31, 1987.)

             6(h)     Unconditional  Irrevocable   Guaranty
             dated  June 16,  1987  by Consumers  Financial
             Corporation  and   Consumers  Life   Insurance
             Company.    (Incorporated   by  reference   to
             Exhibit (10) 9(h) of the Registrant's Report on Form 10-K for year ended December 31, 1987.)

             6(i)     Unconditional  Irrevocable   Guaranty
             dated  June  16, 1987  by  ACCEL International
             Corporation.    (Incorporated by  reference to
             Exhibit (10) 9(i) of the Registrant's Report on Form 10-K for year ended December 31, 1987.)

             7.  Employment Agreement dated August  1, 1990
             by    and    between    ACCEL    International
             Corporation  and  R. Max  Williamson, Chairman
             of the  Board, President  and Chief  Executive
             Officer  of  Registrant.     (Incorporated  by
             reference   to   Exhibit   (10)   9   of   the
             Registrant's Report on Form 10-K for the year ended December 31, 1990.)

             8.  Special Severance Policy of Key  Employees
             of  ACCEL   International  Corporation   dated
             effective September 21, 1989.    (Incorporated
             by  reference  to  Exhibit  (10)   10  of  the
             Registrant's Report on Form 10-K for year ended December 31, 1990.)

             9.   Stock Purchase  Agreement dated  December
             20, 1990  by and  between ACCEL  International
             Corporation    and    Eli     I.    Zborowski.
             (Incorporated by reference to Exhibit (10) 11 of the Registrant's Report on Form 10-K for year ended December 31, 1990.)


  (10)       10.   Purchase Agreement dated  July 31,  1991
  Cont.      by    and    between    ACCEL    International
             Corporation  and  Karl  Albert, in  connection
             with  Registrant's  purchase of  all remaining
             shares outstanding of Randjill  Group Ltd.   A
             total of  six  separate such  agreements  were
             entered  into   as  part   of  the   described
             transaction, with the agreements  varying only
             as to  the number  of shares  being purchased,
             total  compensation  being  paid  and  whether
             consideration constituted all  cash, cash  and
             notes or  all notes.  Registrant hereby agrees
             to  furnish copies of  the other agreements to
             the  Commission  upon request.   (Incorporated
             by  reference  to  Exhibit  (10)  10  of   the
             Registrant's Report on Form 10-K for year ended December 31, 1991.)

             11.   Credit  Life  and  Accident  and  Health
             Quota  Share  Reinsurance  Contract  effective
             December 31, 1994 issued to Acceleration  Life
             Insurance Company.

             The  Company  executed Amendment  No.  3 to  a
             Credit Agreement  with the  Fifth Third  Bank,
             Cincinnati, Ohio, a copy of which is not included herewith as an exhibit. Registrant agrees to furnish to the Commission a copy thereof upon request.

             12.   Note Agreement pertaining to $16,500,000        2-56
             9.5% Senior Notes, due April 1, 2001, dated as of December 15, 1995, with The Lincoln
             National Life Insurance Company.

             13.        Reinsurance    Agreement    between        57-90
             Acceleration  Life  Insurance Company  and The
             Lincoln   National  Life   Insurance   Company
             executed December 29, 1995 and by amendment thereto, made effective January 1, 1996.

  (21)       Subsidiaries of the Registrant                        91-92

             (1)    See  Organizational Chart  -  all  such
             Companies   are    incorporated   herein    by
             reference and are presently doing business under their respective INCORPORATED NAMES.

  (23)       Consent of Independent Auditors'                      93

  (24)       Powers of Attorney                                    94-101

             *  The  total amount of securities  authorized
             under any  instrument  with respect  to  long-
             term debt  does not  exceed 10%  of the  total
             assets of the Registrant  and its subsidiaries
             on  a  consolidated  basis.    The  Registrant
             hereby agrees to furnish a copy of any such instrument to the Commission upon request.